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                                                                  EXHIBIT 10.100



                          PRIVATE FORECLOSURE AGREEMENT

         This Private Foreclosure Agreement (this "Agreement") dated as of December 20, 2001, is made among WILLIAMS COMMUNICATIONS, LLC, a Delaware limited liability corporation (the "Purchaser"), COREEXPRESS, INC., a Delaware corporation (the "Debtor"), CISCO SYSTEMS CAPITAL CORPORATION, a Nevada corporation ("CSCC"), CISCO SYSTEMS, INC., a California corporation ("Cisco Systems"), NORTEL NETWORKS INC., a Delaware corporation ("Nortel Networks"), UMB BANK & TRUST, N.A., formerly State Street Bank and Trust Company of Missouri, N.A., a national banking association ("UMB"), MORGAN STANLEY & CO.
INCORPORATED, a Delaware corporation ("Morgan Stanley", together with CSCC, Cisco Systems, Nortel Networks and UMB, the "Senior Secured Parties"), JUNIPER NETWORKS CREDIT CORPORATION, formerly Juniper Networks Venture Credit Corporation, a Nevada corporation ("Juniper"), COMMERCIAL AND MUNICIPAL FINANCIAL CORPORATION, an Illinois corporation ("C&M"), SUMNER GROUP, INC., d/b/a Copying Concepts, a Missouri corporation ("Sumner"), CIT TECHNOLOGIES CORPORATION, dba Technology Rentals and Services, Inc., a Michigan corporation ("CIT"), SUNRISE LEASING CORPORATION d/b/a CISCO SYSTEMS CAPITAL CORPORATION ("Sunrise"), and HEWLETT-PACKARD CO., a Delaware corporation ("HP", together with Juniper, C&M, Sumner, CIT and Sunrise, the "Purchase Money Lenders", and, together with the Senior Secured Parties, the "Secured Parties").

                                    RECITALS:

         A. WHEREAS, the Debtor has granted to each Secured Party a legal, valid and binding security interest in certain assets of the Debtor (collectively, the "Collateral") as more fully described for each Secured Party on Schedule 1 hereto by executing and delivering to the Secured Parties party thereto the security agreements and other collateral documents listed on Schedule 2 hereto (collectively, the "Security Documents"); and

         B. WHEREAS, the liens and security interests granted by the Debtor to the Secured Parties are referred to herein collectively as the "Secured Party Liens"); and

         C. WHEREAS, the Debtor is in default under each of the Security Documents; and

         D. WHEREAS, each Secured Party now desires to foreclose its respective Secured Party Lien in the applicable Collateral (or, in the case of each of the Secured Parties that has reclaimed title to its Collateral, desires to sell the applicable Collateral) and to dispose of such Collateral (other than the "Excluded Assets" identified below) by selling such Collateral to the Purchaser on the terms and conditions set forth in this Agreement (the "Private Foreclosure Sale"); and

         E. WHEREAS, the Debtor has consented and agreed to the Private Foreclosure Sale; and

         F. WHEREAS, the Purchaser desires to purchase substantially all of the Collateral from the Secured Parties pursuant to the Private Foreclosure Sale.



PRIVATE FORECLOSURE AGREEMENT, Page 1

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                                    ARTICLE 1

                            DISPOSITION OF COLLATERAL


         NOW, THEREFORE, in consideration of EIGHTEEN MILLION SIX HUNDRED FIFTY-NINE THOUSAND EIGHTY-FOUR AND NO/100 DOLLARS ($18,659,084.00) (the "Aggregate Purchase Price") to be paid by the Purchaser to the Secured Parties and to be allocated among the Secured Parties as separately agreed to between the Debtor and each Secured Party and as disclosed to Williams (such portion of the Aggregate Purchase Price to be paid by Williams to each Secured Party is hereinafter called such Secured Party's "Purchase Price"), and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged upon payment by Williams of the applicable Purchase Price to each Secured Party, each of the Secured Parties, pursuant to its rights, remedies, powers and privileges under the Uniform Commercial Code as enacted in each appropriate jurisdiction (the "UCC") and the provisions of the relevant Security Documents, does hereby grant, assign, convey, transfer, bargain and sell, deliver and set over, at New York, New York, to the Purchaser all of the Debtor's interest in the Collateral referred to in the Asset Purchase Agreement referred to in Section 2.5 below (other than the "Excluded Assets" (herein so called) referred to in the Asset Purchase Agreement referred to in Section 2.5 below) in which such Secured Party has a security interest as described on Schedule 1 hereto.

         TO HAVE AND TO HOLD the Collateral unto the Purchaser, its successors and assigns forever, as is, where is and with all faults and without representation or warranty as to title, possession or the like in this disposition except that each Secured Party represents and warrants as to itself only (and not as to any other Secured Party) that no suit or other legal proceedings has been brought or threatened against the Secured Party in connection with the transfer effected hereby.

         Each Secured Party hereby agrees, at the request of the Purchaser and at Purchaser's expense, forthwith to execute and deliver any and all additional instruments and further assurances, and to do all other acts and things, as the Purchaser may reasonably request to carry out the intent of this Agreement.

                                    ARTICLE 2

                                   AGREEMENTS

         2.1 The Debtor acknowledges that each Secured Party has a legal, valid and binding security interest created by the Debtor in favor of such Secured Party in the Collateral set forth on Schedule 1 hereto. Further, the Debtor acknowledges and agrees that it is in default under each of the Security Documents, and that, as a result, each Secured Party has the right to foreclose on its respective Collateral and dispose of it in accordance with this Agreement. The Debtor hereby consents to such foreclosure and disposition.



PRIVATE FORECLOSURE AGREEMENT, Page 2

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         2.2 The Debtor hereby represents and warrants to the Purchaser and the
Secured Parties that (a) the Debtor is a corporation organized under the laws of the State of Delaware, (b) the chief executive office and principal place of business of the Debtor is located in St. Louis, Missouri, and (c) all of the Collateral is located in the jurisdictions listed on Schedule 3 hereto. The Debtor further represents and warrants that (i) the Collateral is encumbered only by (A) liens and security interests which are reflected on the UCC, tax and judgement lien searches under the name of the Debtor conducted exclusively in the offices and jurisdictions listed on Schedule 3 hereto and (B) any landlord lien in favor of a landlord listed on Schedule 4 hereto which may have arisen under operation of law and (ii) (A) the Collateral does not consist of any property in which a security interest perfected under a statute, regulation or treaty of the United States preempts a security interest perfected by the filing of a financing statement under Article 9 of the Uniform Commercial Code and (B) none of the Collateral is subject to any certificate of title statute, either under federal or state law, which requires that a security interest with respect to such Collateral be indicated on the certificate of title.

         2.3 The Debtor solicited bids for the Collateral and the Purchaser was chosen to be the purchaser of the Collateral upon conclusion of the bid period. The Debtor, the Purchaser and each Secured Party hereby acknowledges and agrees that all aspects of the Private Foreclosure Sale, including the method, manner, time, place and other terms hereof, are commercially reasonable.

         2.4 Promptly upon the execution of this Agreement by all parties hereto, Williams agrees to pay to each Secured Party the Purchase Price applicable to such Secured Party via wire transfer of funds to such Secured Party in accordance with written instructions provided by such Secured Party to Williams. Williams acknowledges that it has received such wire transfer instructions from each Secured Party. Upon each Secured Party's receipt of its Purchase Price, such Secured Party (a) releases all of its Secured Party Liens in the Collateral (other than the Excluded Assets), (b) shall promptly so notify the Debtor and Nortel Networks in writing, and (c) agrees to execute and deliver to the Purchaser all termination statements, releases, quitclaims or other documents prepared by Purchaser at Purchaser's expense as the Purchaser shall reasonably deem necessary to give effect to the foregoing transfer and release.

         2.5 The Debtor acknowledges and agrees that the conveyance of the Collateral (other than the Excluded Assets) to the Purchaser by way of the Private Foreclosure Sale shall be an absolute conveyance of all of the right, title and interest of the Debtor in and to the Collateral (which includes all of the "Assets" agreed to be conveyed by the Debtor to the Purchaser pursuant to the Asset Purchase Agreement (herein so called) dated as of October 31, 2001, between the Debtor, as "Seller", and the Purchaser, as amended by the Amendment to Asset Purchase Agreement dated as of December 3, 2001, but excludes the Excluded Assets) and that the Debtor has no further interest (including, specifically, but without limitation, any right of redemption) or claims in and to any such Assets or to any proceeds that may be derived therefrom, of any kind whatsoever. The Purchaser agrees that the Secured Parties have no obligations of the Debtor or otherwise under the Asset Purchase Agreement.

         2.6 If and to the extent that the conveyance of the Assets to the Purchaser pursuant to the Private Foreclosure Sale is voided, avoided or set aside for any reason whatsoever: (a) the


PRIVATE FORECLOSURE AGREEMENT, Page 3

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Secured Party Liens evidenced by the Security Documents will be automatically revived and reinstated; (b) the Secured Parties shall have all rights and remedies granted to them under the applicable Security Documents and under applicable law, and the relative rights and priorities among the Secured Parties shall be as existed immediately prior to the effectiveness of this Agreement;
(c) the representations; warranties, covenants and obligations of the Secured Parties under this Agreement shall be deemed null and void; and (d) all costs of the Secured Parties incurred in connection with this Agreement and any other cost of enforcement of the rights and remedies of the Secured Parties shall be deemed a part of the indebtedness owed by the Debtor to each Secured Party and secured by the Secured Party Liens and shall be payable by the Debtor upon demand.

         2.7 The Debtor hereby acknowledges and agrees that, upon consummation of the Private Foreclosure Sale as provided herein and payment of the applicable Purchase Price to each Secured Party, the Debtor shall continue to be liable to such Secured Party for the deficiency amount with respect to the remaining unpaid indebtedness and related obligations owed by the Debtor to such Secured Party in accordance with the agreements between the Debtor and such Secured Party and applicable law, which deficiency amount shall be secured by the Excluded Assets in the case of any Secured Party with a lien on or security interest in the Excluded Assets.

                                    ARTICLE 3

                               WAIVER AND RELEASES

         3.1 The Debtor and the Secured Parties acknowledge that under the relevant UCCs they have a right to receive an authenticated notice of the disposition of the Collateral. The Debtor hereby waives all of its present and future rights arising under the UCC, including, without limitation, the right to receive an authenticated notice of the disposition of the Collateral, except only those rights that the Debtor may not waive pursuant to Section 9-602 of the relevant UCC or other applicable law. Each Secured Party waives its right to receive an authenticated notice of the disposition of the Collateral.

         3.2 In order to induce the Secured Parties to enter into this Agreement, the Debtor hereby agrees that the Debtor and its personal representatives, predecessors, successors and assigns (the "Releasors") hereby release and discharge each Secured Party and each of their respective parents, affiliates, officers, directors, agents, employees, shareholders, attorneys and all of their respective predecessors, successors and assigns (collectively, the "Released Parties") from any and all obligations, indebtedness, liabilities, claims, rights, causes of action or demands whatsoever, whether known or unknown, suspected or unsuspected, in law or equity, which each Releasor ever had, now has, claims to have or may have against any Released Party arising on or prior to the date hereof.

         3.3 The Purchaser acknowledges that there are no express or implied warranties from the Secured Parties, including, but not limited to, any warranty relating to the condition of the Collateral or title, possession, quiet enjoyment, merchantability or fitness for a particular purpose or the like in the Collateral or this sale of the Collateral, or to the existence or location of the Collateral, except as specifically set forth in Article 1 of this Agreement, and that it takes title to


PRIVATE FORECLOSURE AGREEMENT, Page 4

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the Collateral "as is and where is" with all faults. Further, in order to induce the Secured Parties to enter into this Agreement, the Purchaser hereby agrees that the Purchaser and its personal representatives, predecessors, successors and assigns (the "Purchaser-Related Releasors") hereby release and discharge each Released Party from any and all obligations, indebtedness, liabilities, claims, rights, causes of action or demands whatsoever, whether known or unknown, suspected or unsuspected, in law or equity, which each Purchaser-Related Releasor ever had, now has, claims to have or may have against any Released Party in any way relating to the Collateral or the subject matter of this Agreement and arising on or prior to the date hereof except for any obligation of any Secured Party under this Agreement. Except as otherwise agreed between a Secured Party licensor and the Purchaser, no software, software license agreement or maintenance support service agreement relating to the Collateral is being created by virtue of the sale of the Collateral in accordance with this Agreement; provided, however, that, with respect to the Collateral being sold by a Secured Party pursuant to this Agreement, the Purchaser shall have whatever rights to software, software license agreements and maintenance support services agreements relating to such Collateral (if any) that such Secured Party has previously granted to the Debtor and that are in existence as of the date of this Agreement, in each case as if the Purchaser were the Debtor.

                                    ARTICLE 4

                                  MISCELLANEOUS

         4.1 This Agreement shall be binding upon and inure to the benefit of the Debtor, the Purchaser and each Secured Party and their respective successors and permitted assigns, except that the Debtor and the Purchaser may not assign any of their rights, indebtedness, liabilities or obligations under this Agreement without the prior written consent of the Senior Secured Parties.

         4.2 EXCEPT FOR ANY SOFTWARE LICENSING AGREEMENTS OR MAINTENANCE SUPPORT SERVICE AGREEMENTS, THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by each of the parties hereto.

         4.3 GOVERNING LAW: SUBMISSION TO JURISDICTION: SERVICE OF PROCESS. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND EACH OF THE PARTIES HERETO CHOOSES THE LAWS OF THE STATE OF NEW YORK TO GOVERN THIS AGREEMENT.


PRIVATE FORECLOSURE AGREEMENT, Page 5
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         4.4 The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         4.5 This Agreement may be executed in any number of counterparts, by facsimile signatures of the parties hereto, and by the parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         4.6 Any provision of this Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         4.7 The Debtor, the Purchaser and the Secured Parties acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by all parties hereto.

         4.8 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF DEBTOR, PURCHASER OR ANY SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

         4.9 UMB acknowledges and agrees that the portion of the Purchase Price that would otherwise be payable by Williams to UMB as a Secured Party under the Indenture referred to in item c.2 of Schedule 2 hereto shall instead be payable by Williams to Morgan Stanley as holder of 100% of the 15% Senior Secured Discount Notes due 2010 issued under said Indenture.


PRIVATE FORECLOSURE AGREEMENT, Page 6
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Accepted and Agreed to as of this 20th day of December 2001 by the following parties:


WILLIAMS COMMUNICATIONS, LLC,
a Delaware limited liability corporation

[STAMP]

By:    /s/ JAMES W. DUTTON
       -------------------------------
Name:  James W. Dutton
       -------------------------------
Title: V.P. Corporate Development
       -------------------------------

COREEXPRESS, INC.,
a Delaware corporation

By:    /s/ JAMES A. WOOTTEN
       -------------------------------
Name:  James A. Wootten
       -------------------------------
Title: President
       -------------------------------

CISCO SYSTEMS CAPITAL CORPORATION,
a Nevada corporation

By:    /s/ BRIAN P. FUKUHARA
       -------------------------------
Name:  Brian P. Fukuhara
       -------------------------------
Title: Chief Credit Officer
       -------------------------------

CISCO SYSTEMS, INC.,
a California corporation

By:    /s/ RICK TIMMINS
       -------------------------------
Name:  Rick Timmins
       -------------------------------
Title: Vice President, Worldwide
       Sales Finance
       -------------------------------

NORTEL NETWORKS INC.,
a Delaware corporation

By:    /s/ [ILLEGIBLE]
       -------------------------------
Name:  [ILLEGIBLE]
       -------------------------------
Title: Director, Customer Finance
       -------------------------------


PRIVATE FORECLOSURE AGREEMENT, Page 7
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JUNIPER NETWORKS CREDIT CORPORATION, formerly Juniper
Networks Venture Credit Corporation, a Nevada corporation

By:    /s/ LISA C. BERRY
       -------------------------------
Name:  Lisa C. Berry
       -------------------------------
Title: Director
       -------------------------------

COMMERCIAL AND MUNICIPAL FINANCIAL CORPORATION, an Illinois corporation

By:    /s/ MICHAEL LEWITZ
       -------------------------------
Name:  Michael Lewitz
       -------------------------------
Title: Vice President
       -------------------------------


SUMNER GROUP, INC., d/b/a Copying Concepts a Missouri corporation

By:    /s/ FRED G. WEAVER
       -------------------------------
Name:  Fred G. Weaver
       -------------------------------
Title: Secretary/Treasurer
       -------------------------------


CTI TECHNOLOGIES CORPORATION, dba Technology
Rental and Services, Inc. a Michigan corporation

By:    /s/ GEORGE W. SCHULTZ, JR.
       -------------------------------
Name:  George W. Schultz, Jr.
       -------------------------------
Title: President
       -------------------------------


SUNRISE LEASING CORPORATION, d/b/a Cisco
Systems Capital Corporation

By:    /s/ K.G. BURNS
       -------------------------------
Name:  K.G. BURNS
       -------------------------------
Title: Collection Manager
       -------------------------------



PRIVATE FORECLOSURE AGREEMENT, Page 8
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HEWLETT-PACKARD CO.,
a Delaware corporation



By:    /s/ ETHAN JOHNSON
       -------------------------------
Name:  Ethan Johnson
       -------------------------------
Title: Default Analyst
       -------------------------------

UMB BANK & TRUST, N.A.
formerly State Street Bank and Trust Company of Missouri, N.A., a national banking association


By:    /s/ R. CLASQUIN
       -------------------------------
Name:  R. Clasquin
       -------------------------------
Title: Assistant Vice President
       -------------------------------


MORGAN STANLEY & CO. INCORPORATED,
a Delaware corporation

By:    /s/ GARTH WILLIAMS
       -------------------------------
Name:  Garth Williams
       -------------------------------
Title: Vice President
       -------------------------------